CULLEN VALUE FUND
                         A series of Cullen Funds Trust

                                   PROSPECTUS

                                  July 1, 2000

The Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

YOUR INVESTMENT................................................................1
   WHAT ARE THE FUND'S GOALS?..................................................1
   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?........................1
   WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?...........................1
   WHO SHOULD INVEST IN THE FUND?..............................................2
   PERFORMANCE INFORMATION.....................................................2
   WHAT ARE THE FUND'S FEES AND EXPENSES?......................................3
   WHO MANAGES THE FUND?.......................................................4
OTHER IMPORTANT INFORMATION YOU SHOULD KNOW....................................6
   FINANCIAL HIGHLIGHTS........................................................6
   ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS.....................6
YOUR ACCOUNT...................................................................8
   SHARE PRICE.................................................................8
   BUYING SHARES...............................................................9
   SELLING SHARES.............................................................11
   ADDITIONAL POLICIES........................................................12
   DISTRIBUTION FEES..........................................................13
   DISTRIBUTIONS AND TAXES....................................................13
   SHAREHOLDER REPORTS AND CONFIRMATIONS......................................14
   RESERVED RIGHTS............................................................14
   FOR MORE INFORMATION.......................................................16

In this prospectus, the "Adviser" refers to Cullen Capital Management LLC, the investment adviser for the Cullen Value Fund (the "Fund"), a series of the Cullen Funds Trust (the "Trust").

YOUR INVESTMENT

WHAT ARE THE FUND'S GOALS?

The Fund seeks long-term capital appreciation. Current income is a secondary objective.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in common stocks of medium- and large-capitalization companies (companies with a market capitalization of $1.5 billion or more at the time of purchase by the Fund). The Adviser generally selects stocks of companies that have:

o a below average price/earnings ratio as compared to that of the Standard & Poor's 500 Stock Index; and

o above average projected earnings growth as compared to that of the Standard & Poor's 500 Stock Index.

The Fund generally invests substantially all of its assets in common stocks. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential or price.

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AMERICAN DEPOSITORY RECEIPTS ARE NEGOTIABLE CERTIFICATES THAT REPRESENT A GIVEN
NUMBER OF SHARES OF STOCK IN A FOREIGN CORPORATION. HOWEVER, THEY ARE BOUGHT AND SOLD IN THE AMERICAN SECURITIES MARKET, JUST AS STOCK IS TRADED.
--------------------------------------------------------------------------------

Although the Fund has the ability to invest up to 30% of its assets in foreign securities, it expects to normally invest up to only 20% of its assets in these securities. These investments are generally made in American Depository Receipts which trade on U.S. exchanges.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

GENERAL STOCK RISKS

The Fund's major risks are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. You could lose money investing in the Fund.

MEDIUM-CAPITALIZATION COMPANIES

The Fund may invest in the stocks of medium-capitalization companies. Medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals which could increase the volatility of the Fund's portfolio.

VALUE STYLE INVESTING

Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds.

FOREIGN SECURITIES

Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

WHO SHOULD INVEST IN THE FUND?

The Fund is appropriate for investors who are comfortable with the risks described in this prospectus and who have long-term investment goals. The Fund is not appropriate for investors concerned primarily with principal stability.

PERFORMANCE INFORMATION

Because the Fund is new, no performance information for the Fund is included in this prospectus.

WHAT ARE THE FUND'S FEES AND EXPENSES?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------
(fees paid directly from your investment)

None a

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)


Management Fee                                                      1.00%
Distribution (12b-1) Fees                                           0.25%
Other Expenses b                                                    1.28%
                                                                    -----
Total Annual Fund Operating Expenses c                              2.53%
       Less Expense Reimbursement                                  -0.53%
                                                                   ------
Net Annual Fund Operating Expenses                                  2.00%
                                                                    =====

a     The Fund's transfer agent charges a $12 wire redemption fee.

b These expenses, which include custodian, transfer agency and other customary Fund expenses, are based on estimated amounts for the Fund's current fiscal year.

c The Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding taxes) to no more than 2.00% at least through June 30, 2002. The Adviser can recapture any expenses or fees it has waived or reimbursed within a three-year period, provided that recapture does not cause the Fund to exceed existing expense limitations. However, the Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fee was waived.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year*                               3 Years**
$203                                  $684

* The Expense Example shown for 1 Year includes the effects of the Adviser's reimbursement of Fund operating expenses to no more than 2.00% on an annualized basis.

** The 3 Years Expense Example includes the effects of the Adviser's reimbursement of Fund operating expenses to no more than 2.00% on an annualized basis for the first two years. This example does not show the effects of the waiver or reimbursement for the third year because the Adviser is obligated to waive and/or reimburse expenses only through the period ended June 30, 2002.

WHO MANAGES THE FUND?

INVESTMENT ADVISER

The Fund's investment adviser is Cullen Capital Management LLC, located at 645 Fifth Avenue, New York, NY 10022. Subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for the day to day investment decisions of the Fund in accordance with the Fund's investment objective and policies. In exchange for these services, the Adviser receives an annual management fee, which is calculated daily and paid monthly, according to the average daily net assets of the Fund. Because the Adviser is newly organized, it has no track record as an investment adviser. However, the portfolio manager of the Fund has extensive investment management experience. For more information on the portfolio manager, please see below.

The Advisory Agreement between the Fund and the Adviser provides that the management fee for the Adviser will be at an annual rate of 1.00% of the Fund's average daily net assets. However, the Adviser has contractually agreed with the Fund to waive its fees and absorb expenses to the extent that the Fund's total annual operating expenses (excluding taxes) exceed 2.00% of the Fund's net assets. This contractual agreement for expense waivers expires on June 30, 2002.

PORTFOLIO MANAGER

James P. Cullen is the portfolio manager of the Fund. Mr. Cullen has been in the investment management business for more than 30 years. He is a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its President since December 1982. Prior to forming Schafer Cullen Capital Management, Inc., Mr. Cullen was a Vice President of Donaldson, Lufkin & Jenrette.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, FUND ADMINISTRATOR AND FUND ACCOUNTANT

Firstar Bank, N.A. serves as custodian for the Fund's cash and securities. Firstar Mutual Fund Services, LLC provides administrative, transfer agent, dividend disbursing and fund accounting services to the Fund.

DISTRIBUTOR

Quasar Distributors, LLC serves as principal underwriter for the Fund and, as such, is the agent for the distribution of shares of the Fund.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

FINANCIAL HIGHLIGHTS

Because the Fund is new, no financial highlights are available for the Fund.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The Fund invests in securities which the Adviser believes offer the probability of an increase in value. For the most part, the Fund will invest in common stocks of medium- and large-capitalization companies having a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with the average price/earnings ratio of the S&P 500 Stock Index) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). The Adviser then monitors investments for price movement and earnings developments. Once a security is purchased, the Adviser will generally hold it in the Fund's portfolio until it no longer meets the Fund's financial or valuation criteria.

Although there may be some short-term portfolio turnover, the Adviser generally purchases securities which it believes will appreciate in value over the long term. However, securities may be sold without regard to the time they have been held when, in the Adviser's opinion, investment considerations warrant such action.

The Fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in light of conditions prevailing at any given time.

The Fund intends to be fully invested, except to the extent it needs to maintain cash for redemptions or pending investments. This generally means that the Fund will be at least 95% invested in stocks (or securities convertible into stocks) at all times except to the extent that:

o unusually large share purchases necessitate the holding of cash equivalents while additional equities are identified and purchased; or

o anticipated share redemptions indicate that the Fund should hold larger cash reserves to better manage such redemptions.

Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stocks and in warrants or other rights to purchase common stock, which in each case are considered by the Adviser to be equity securities. The Adviser generally does not engage in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations. Although the Fund's portfolio will normally be fully invested in equity securities as described above, a portion of its assets may be held from time to time in cash or cash equivalents when the Adviser is unable to identify attractive equity investments. Cash equivalents are instruments or investments of such high liquidity and safety that they are considered almost as safe as cash. Examples of cash equivalents include money market funds and Treasury bills.

The Fund invests primarily in the securities of U.S. issuers, although it has the ability to invest up to 30% of its assets in securities of foreign issuers, or depository receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer (regardless of whether traded in U.S. dollars) and which meet the criteria for investment selection set forth above. As a result, the Fund may be subject to additional investment risks that are different in some respects from those experienced by a fund that invests only in securities of U.S. domestic issuers.

Such risks include:
o future political and economic developments, the imposition of foreign withholding taxes on dividend and interest income payable on the securities,

o the possible establishment of exchange controls,

o the possible seizure or nationalization of foreign investments, or

o the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

With respect to the securities of foreign issuers which are denominated in foreign currencies, such risks also include currency exchange-rate risk. Generally, the Fund will not purchase securities which it believes, at the time of purchase, will be subject to exchange controls; however, there can be no assurance that exchange control laws may not become applicable to certain of the Fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing, financial record keeping and shareholder reporting standards and requirements as domestic issuers.

There are market risks inherent in any investment, and there is no assurance that the primary investment objective of the Fund will be realized or that any income will be earned. Moreover, the application of the Fund's investment policies is basically dependent upon the Adviser's judgment. You should realize that there are risks in any policy dependent upon judgment and that the Adviser does not make any representation that the objectives of the Fund will be achieved or that there may not be substantial losses in any particular investment.

At any time the value of the Fund's shares may be more or less than your cost of shares.

The Fund's secondary objective of current income is not a fundamental policy of the Fund and may be changed by a vote of a majority of the Board of Trustees without a vote of the shareholders.

YOUR ACCOUNT

SHARE PRICE

The price of a share of the Fund is called the Fund's net asset value ("NAV"). The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open for trading. The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation and forms the basis for all transactions involving buying, selling, or reinvesting shares.

The Fund's investments are valued according to market value. When a market quote is not readily available, the security's value is based on fair value as determined by a Valuation Committee appointed and supervised by the Board of Trustees of the Trust.

Your order will be priced at the next NAV calculated after your order is received by the Fund's transfer agent in good order.

FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV. As a result, the Fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when the Fund calculates NAV generally will not be reflected in the Fund's NAV. However, these events will be reflected in the Fund's NAV when the Valuation Committee, under the supervision of the Board of Trustees of the Trust, determines that they would have a material effect on the Fund's NAV.

BUYING SHARES

MINIMUM INVESTMENTS

When buying shares, you must meet the following minimum investment requirements:

                                                 INITIAL             ADDITIONAL

Regular Accounts                                 $1,000                $100

IRAs and UGMA/UTMA accounts, Simple
IRA, SEP-IRA, 403(b)(7), Keogh,              The lesser of $250 or      $50
Pension Plan and Profit Sharing                 $25 per month
Plan Accounts

Please note...
          o If you use an Automatic Investment Plan ("AIP") for a regular account, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.

          o You will be charged a $12.50 annual account maintenance fee for each IRA (or other retirement) account of up to a maximum of $25 and a $15 fee for transferring assets to another custodian or for closing an account.

TIMING OF REQUESTS

The price per share will be the NAV next computed after the time your request is received in good order by the Fund's transfer agent. All requests received in good order before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

--------------------------------------------------------------------------------
WHEN MAKING A PURCHASE REQUEST, MAKE SURE YOUR REQUEST IS IN GOOD ORDER. "GOOD ORDER" MEANS YOUR PURCHASE REQUEST INCLUDES:

|X| THE NAME OF THE FUND
|X| THE DOLLAR AMOUNT OF SHARES TO BE PURCHASED
|X| COMPLETED PURCHASE APPLICATION OR INVESTMENT STUB
|X| CHECK PAYABLE TO CULLEN VALUE FUND
--------------------------------------------------------------------------------

Shares may only be purchased on days the NYSE is open for trading. If you are paying with federal funds (wire), your order will be considered received when the Fund's transfer agent receives the federal funds.

METHODS OF BUYING

THROUGH A           You can purchase shares of the Fund through any broker/dealer organization that has a sales
BROKER/DEALER       agreement with the Fund's distributor. The broker-dealer organization is responsible for
ORGANIZATION        sending your purchase order to the Fund. Please keep in mind that your broker/dealer may charge additional fees for its services.

BY MAIL             To open an account, complete an account application form and send it together with your check to the address below.  To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation.  You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below.  Checks should be made payable to "Cullen Value Fund."  No third party checks will be accepted.  If your check is returned for any reason, a $25 fee will be assessed against your account.

                    REGULAR MAIL                                OVERNIGHT DELIVERY
                    Cullen Value Fund                           Cullen Value Fund
                    c/o Firstar Mutual Fund Services, LLC       c/o Firstar Mutual Fund Services, LLC
                    P.O. Box 701                                615 E. Michigan Street, Third Floor
                    Milwaukee, Wisconsin 53201-0701             Milwaukee, Wisconsin 53202

                    NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, when you deposit your account application form, additional purchase request, or redemption request in the mail or use other delivery services, or if your documents are simply in the transfer agent's post office box, that does not mean that the Fund's transfer agent actually
                    RECEIVED those documents.

BY TELEPHONE        To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Fund toll free at 1-877-485-8586 to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

BY WIRE             To open an account or to make additional investments by wire, call 1-877-485-8586 to notify the Fund of the incoming wire using the wiring instructions below:

                             Firstar Bank, N.A.
                             Milwaukee, WI  53202
                             ABA #:  075000022
                             Credit:  Firstar Mutual Fund Services, LLC
                             Account #:  112952137
                             Further Credit:   Cullen Value Fund
                             (your name or the title on the account)
                             (your account #)

THROUGH AN          Once your account has been opened, you may purchase shares of the Fund through an AIP. You
AUTOMATIC           can have money automatically transferred from your checking or savings account on a weekly,
INVESTMENT          bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank
PLAN                must be a U.S. institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 15 days after the Fund's transfer agent has received your request.

SELLING SHARES

METHODS OF SELLING

THROUGH A           If you purchased your shares through a broker/dealer or other financial organization, your
BROKER/DEALER       redemption order may be placed through the same organization. The organization is responsible
ORGANIZATION        for sending your redemption order to the Fund on a timely basis. Please keep in mind that your broker/dealer may charge additional fees for its services.

BY MAIL             Send your written redemption request to the address below.  Your request should contain the
                    Fund's name, your account number and the dollar amount or the number of shares to be redeemed.
                    Be sure to have all shareholders sign the letter as their names appear on the account.
                    Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).

                    REGULAR MAIL                                OVERNIGHT DELIVERY
                    Cullen Value Fund                           Cullen Value Fund
                    c/o Firstar Mutual Fund Services, LLC       c/o Firstar Mutual Fund Services, LLC
                    P.O. Box 701                                615 E. Michigan Street, Third Floor
                    Milwaukee, Wisconsin 53201-0701             Milwaukee, Wisconsin 53202

                    The Fund's transfer agent may require a SIGNATURE GUARANTEE for certain redemption requests, such as redemption requests from IRA accounts, or redemption requests made payable to a person or an address not on record with the Fund.

BY TELEPHONE        If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem as little as $500 and as much as $50,000 by calling 1-877-485-8586. A signature guarantee is required of all shareholders to change or add telephone redemption privileges. For security reasons, requests by telephone will be recorded. No telephone redemptions may be made within 15 days of any address change.

BY WIRE             To redeem shares by wire, call the Fund at 1-877-485-8586 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds.
                    The transfer agent charges a $12 outgoing wire fee.

THROUGH A           If you own shares with a value of $10,000 or more, you may participate in the systematic
SYSTEMATIC          withdrawal plan. The systematic withdrawal plan allows you to make automatic withdrawals from
WITHDRAWAL PLAN     your Fund account at regular intervals. Money will be transferred from your Fund account to the checking or savings account you choose on your account application form. If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the systematic withdrawal plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

SIGNATURE GUARANTEES

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine and, unlike a notary public, is financially responsible if it is not.

You can obtain signature guarantees from banks, broker/dealers, credit unions, securities exchanges and some other institutions. A notary public is not acceptable. The Fund requires a signature guarantee for redemption requests from IRA accounts, redemption requests made payable to a person or an address not on record with the Fund, or to change or add telephone redemption privileges.

The Fund's transfer agent reserves the right to reject any signature guarantee.

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

Your shares will be redeemed at the NAV next determined after the Fund's transfer agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed.

--------------------------------------------------------------------------------
WHEN MAKING A REDEMPTION REQUEST, MAKE SURE YOUR REQUEST IS IN GOOD ORDER. "GOOD ORDER" MEANS YOUR REDEMPTION REQUEST INCLUDES:

|X| THE NAME OF THE FUND
|X| THE DOLLAR AMOUNT OR THE NUMBER OF SHARES TO BE REDEEMED
|X| SIGNATURES OF ALL REGISTERED SHAREHOLDERS EXACTLY AS THE SHARES ARE
    REGISTERED
|X| THE ACCOUNT NUMBER
--------------------------------------------------------------------------------

All requests received in good order by the Fund's transfer agent before the close of the regular trading session of the NYSE (usually 4:00 p.m. Eastern time) will normally be wired to the bank you indicate or mailed on the following day to the address of record. Except in extreme circumstances, proceeds will be wired or a check mailed within 7 calendar days after the Fund receives your redemption request.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail or wire the proceeds until your purchase check has cleared (usually within 12 days, but in no event more than 15 days, after the date of purchase).

The Fund may make a redemption in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. Generally, a redemption in-kind is used when large redemption requests may cause harm to the Fund and its shareholders.

ADDITIONAL POLICIES

TELEPHONE TRANSACTIONS

Once you place a telephone transaction request, it cannot be canceled or modified. The Fund uses reasonable procedures to confirm that telephone requests are genuine. The Fund may be responsible if it does not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided the Fund reasonably believes the instructions were genuine. Contact the Fund immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account.

During times of unusual market activity, the Fund's phones may be busy and you may experience a delay in placing a telephone request. If you are unable to contact the Fund's transfer agent by phone, shares may also be purchased or redeemed by delivering the redemption request to the Fund's transfer agent.

INVESTING THROUGH A THIRD PARTY

If you invest through a third party (rather than with the Fund), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisers, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if you are not sure.

DISTRIBUTION FEES

The Fund has adopted a Rule 12b-1 plan, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of the Fund's average daily net asset value. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

In general, the Fund will distribute substantially all of its net investment income and any net capital gains that it has realized in the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or the check remains outstanding for at least 6 months, the Fund reserves the right to reinvest the check at the then current NAV until you notify the Fund with different instructions.

In general, Fund distributions are taxable to you as either ordinary income or capital gains. Any distributions you receive from the Fund's net income and gains (other than the Fund's net capital gains), will be taxable to you as ordinary dividend income at your marginal income tax rate, and to certain corporate investors, who may be eligible for the dividends received deduction. Any distributions you receive from the Fund's net capital gains generally will be taxable to you at your long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. If the Fund distributes realized gains soon after you purchase shares, a portion of your investment may be treated as a taxable distribution.

You may also have to pay taxes when you sell or redeem your shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

Fund distributions and gains from the sale of your shares may be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

SHAREHOLDER REPORTS AND CONFIRMATIONS

As a shareholder, you will be provided annual and semi-annual reports showing the Fund's portfolio investments and financial information. You will also receive confirmations of your purchases into, and redemptions out of, the Fund. Account statements will be mailed to you on an annual basis.

RESERVED RIGHTS

The Fund reserves the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason.

o Reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (e.g., due to the timing of the investment).

o Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under emergency circumstances as determined by the SEC in accordance with the provisions of the Investment Company Act of 1940.

o Close any account that does not meet minimum investment requirements. The Fund will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum. The initial minimum investment may be waived at the Fund's discretion. An account will not be closed when it falls below the minimum investment requirement as a result of market fluctuations.

o Reject any purchase or redemption request that does not contain all required documentation.

                               INVESTMENT ADVISER
                          Cullen Capital Management LLC
                               NEW YORK, NEW YORK

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                              MILWAUKEE, WISCONSIN

                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers LLP
                              MILWAUKEE, WISCONSIN

                                  LEGAL COUNSEL
                                 Sidley & Austin
                                CHICAGO, ILLINOIS

                         ADMINISTRATOR, TRANSFER AGENT,
                               AND FUND ACCOUNTANT
                        Firstar Mutual Fund Services, LLC
                              MILWAUKEE, WISCONSIN

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                CINCINNATI, OHIO

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains details about investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

After the Fund has been operating for the appropriate time, annual and semi-annual reports will be made available. The Fund's annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment climate that affected the Fund's performance during the Fund's last fiscal year.

You can obtain a free copy of these documents, request other information or make shareholder inquiries about the Fund by calling the Fund at 1-877-485-8586 or by writing to:

CULLEN VALUE FUND
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI  53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

PUBLIC REFERENCE SECTION
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549-0102
PUBLICINFO@SEC.GOV
1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV.

                                                      1940 Act File No. 811-9871






                                CULLEN VALUE FUND
                         A series of Cullen Funds Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 1, 2000

This Statement of Additional Information (the "SAI") is not a prospectus. You may obtain a copy of the prospectus dated July 1, 2000 (the "Prospectus") of Cullen Value Fund (the "Fund"), a series of the Cullen Funds Trust (the "Trust"), without charge by calling the Fund at 1-877-485-8586 or by writing the Fund at the address set forth below. This SAI contains information in addition to and more detailed than that set forth in the Prospectus. You should read this SAI together with the Prospectus and retain it for future reference.

REGULAR MAIL                             OVERNIGHT OR EXPRESS MAIL
Cullen Value Fund                        Cullen Value Fund
c/o Firstar Mutual Fund Services, LLC    c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                             615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701                Milwaukee, WI  53202



                                TABLE OF CONTENTS

                                                                            Page

The Trust.....................................................................3
Description of the Fund and its Investment Objective, Policies and Risks......3
Investment Restrictions.......................................................8
Management of the Fund........................................................9
Control Persons and Principal Holders of Shares...............................12
Investment Advisory and Other Services........................................12
Distributor...................................................................14
Distribution Plan.............................................................15
Brokerage.....................................................................16
Capital Structure.............................................................17
Determination of Net Asset Value..............................................17
Purchase and Redemption of Shares.............................................18
Additional Information on Distributions and Taxes.............................19
Calculation of Performance Data...............................................22
Shareholder Reports...........................................................24
Service Providers.............................................................24
Additional Information........................................................25
Financial Statements..........................................................26
Appendix A....................................................................1


                                    THE TRUST
--------------------------------------------------------------------------------

The Trust is an open-end management investment company created as a Delaware business trust on March 25, 2000 and registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers one diversified portfolio to investors, the Cullen Value Fund. An investor, by investing in the Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Fund. Likewise, an investor shares pro rata in any losses of the Fund.

    DESCRIPTION OF THE FUND AND ITS INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

For additional information on the Fund, its investment objective, policies and risks, see also "What Are The Fund's Goals?", "What Are The Fund's Principal Investment Strategies?" and "Additional Information On Investment Policies And Risks" in the Fund's Prospectus and "Investment Restrictions" below.

INVESTMENT OBJECTIVE

The primary investment objective of the Fund is long-term capital appreciation, and portfolio securities are selected primarily with a view to achieve this objective. The Fund's primary objective is a fundamental policy of the Fund and may not be changed without shareholder approval as described below in "Investment Restrictions." Current income is a secondary objective in the selection of investments. This secondary objective is not a fundamental policy of the Fund and may be changed by a vote of a majority of the Board of Trustees without a vote of the shareholders.

DIVERSIFICATION

It is anticipated that the Fund will diversify its investments among various issuers in different industries. The Fund may, however, from time to time, invest up to 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

PORTFOLIO TURNOVER

The Fund expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. The Fund anticipates that its annual portfolio turnover rate should not significantly exceed 50%. The Fund, however, has not placed any limit on its rate of portfolio turnover, and securities may be sold without regard to the time they have been held when, in the opinion of the Fund's investment adviser, investment considerations warrant such action.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

FOREIGN SECURITIES AND CURRENCIES

Foreign investments involve special risks, including:

- - expropriation, confiscatory taxation, and withholding taxes on dividends and interest;

- - less extensive regulation of foreign brokers, securities markets, and issuers;

- - less publicly available information and different accounting standards;

- - costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and

- - diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.

The risks of foreign investments are generally intensified for investments in developing countries. Risks of investing in such markets include:

- - less social, political and economic stability;

- - small securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;

- - certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and

- - less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investments in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economics in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

MEDIUM-CAPITALIZATION COMPANIES

The Fund may invest in medium-capitalization companies. While medium-capitalization companies often have the potential for growth, investments in medium-capitalization companies often involve greater risks than investments in large, more established companies. Medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of large companies. In addition, in certain instances the securities of medium-capitalization companies are traded only over-the-counter ("OTC") or on a regional securities exchange, and the frequency and volume of their trading may be substantially less than is typical of larger companies. (The OTC market is the security exchange system in which broker/dealers negotiate directly with one another rather than through the facilities of a securities exchange). Therefore, the securities of medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of medium-capitalization company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a mutual fund that invests primarily in the largest, most established companies. The investment adviser's research efforts may also play a greater role in selecting securities for the Fund than in a mutual fund that invests exclusively in larger, more established companies.

WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CASH INVESTMENTS

Cash or cash equivalents in which the Fund may invest when its investment adviser is unable to identify attractive equity investments include short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, or repurchase agreements. Variable rate demand notes are non-negotiable instruments. The instruments the Fund invests in are generally rated at least Al by Standard & Poor's Corporation. However, the Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights; (b) possible subnormal levels of income or proceeds and lack of access to income and proceeds during this period; and (c) expenses of enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may not invest in any securities that are restricted from sale to the public without registration under the Securities Act of 1933. The Fund is permitted to purchase securities which, based upon their nature or the market for such securities, are illiquid or for which no readily available market exists provided that such purchases are in accordance with regulations governing the percentage of illiquid securities which may be owned by the Fund. These regulations generally limit mutual funds like the Fund from holding or purchasing illiquid securities totaling more than 15% of the value of their net assets. While the Fund does not intend to purchase illiquid securities, it is possible that a security for which a readily available market was available at the time of purchase is not available at the time the Fund seeks to sell such security. In these cases, the Fund may have to lower the price, sell other portfolio securities instead or forego an investment opportunity, any of which could have a negative impact on Fund management or performance. Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Although no definite quality criteria are necessarily used, the following factors will be considered in determining whether a security is illiquid: (i) the nature of the market for a security (including the institutional, private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors. Because an active market may not exist for illiquid securities, the Fund may experience delays and additional cost when trying to sell illiquid securities.

                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL RESTRICTIONS

The policies set forth below are fundamental policies of the Fund and may not be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of outstanding shares of the Fund. The Fund may not:

         1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the adviser not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

         2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

         3. Make investments for the purpose of exercising control or management of any company.

         4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

         5. Concentrate 25% or more of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

         6. Enter into repurchase agreements with maturities of more than seven days.

         7.   Invest in put or call options.

NON-FUNDAMENTAL RESTRICTIONS

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without a vote of the shareholders, provide that the Fund may not:

         1. Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 30% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 30% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars).

         2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

         3. Acquire or retain any security issued by a company, an officer or director of which is an officer or non-interested trustee (as defined below) of the Trust or an officer, director, member or other affiliated person of its investment adviser.

         4. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

         5. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of four individuals, two of whom are not "interested persons" of the Trust as defined in the Investment Company Act ("Non-Interested Trustees"). The Board of Trustees is responsible for managing the Trust's business and affairs. The Board of Trustees has appointed the Trust's officers, who conduct the daily business of the Trust.

The Trust has no proprietary or exclusive rights in the name "Cullen" or any logo or service mark furnished by the Adviser and may use such names and such logos or service marks only so long as the Advisory Agreement with the Adviser remains in effect and the Adviser has the right to use such names.

Set forth below is information about the trustees and officers of the Trust. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk (*).

NAME, ADDRESS AND AGE                      POSITION(S) HELD WITH FUND   PRINCIPAL OCCUPATION(S) DURING
                                                                        PAST 5 YEARS
------------------------------------------ ---------------------------- -----------------------------------
James P. Cullen*+                          Trustee and President        President, controlling Member and
Cullen Capital Management LLC                                           Portfolio Manager, Cullen Capital
645 Fifth Avenue                                                        Management LLC, since May 2000;
New York, NY 10022                                                      President, Schafer Cullen Capital
DOB: 1938                                                               Management, Inc., a registered
                                                                        investment adviser, from December
                                                                        1982 to present.

Dr. Curtis J. Flanagan*                    Trustee                      Private investor, 1998 to
Cullen Capital Management LLC                                           present; Chairman, South Florida
645 Fifth Avenue                                                        Pathologists Group, prior thereto.
New York, NY 10022
DOB: 1921

Matthew J. Dodds                           Trustee                      Private investor, 1999 to
Cullen Capital Management LLC                                           present; Vice President -
645 Fifth Avenue                                                        Research, Schafer Cullen Capital
New York, NY 10022                                                      Management, Inc., from 1995 to
DOB: 1941                                                               1999.

Robert J. Garry                            Trustee                      Chief Operations Officer, The
Cullen Capital Management LLC                                           Tennis Network Inc., March 2000
645 Fifth Avenue                                                        to present; Senior Vice President
New York, NY 10022                                                      and Chief Financial Officer,
DOB: 1945                                                               National Thoroughbred Racing
                                                                        Association, 1998 to 2000;
                                                                        Director of Finance and Chief
                                                                        Financial Officer, United States
                                                                        Tennis Association, prior thereto.

John C. Gould                              Executive Vice President     Executive Vice President and
Cullen Capital Management LLC                                           Assistant Portfolio Manager,
645 Fifth Avenue                                                        Cullen Capital Management LLC,
New York, NY 10022                                                      since May 2000; Assistant
DOB: 1960                                                               Portfolio Manager, Schafer Cullen
                                                                        Capital Management, Inc., from
                                                                        1989 to present.

Brooks H. Cullen+                          Vice President               Vice President and Analyst,
Cullen Capital Management LLC                                           Cullen Capital Management LLC,
645 Fifth Avenue                                                        since May 2000; Analyst, Schafer
New York, NY 10022                                                      Cullen Capital Management, Inc.,
DOB: 1967                                                               from 1996 to present.

Andrew Kaneb                               Vice President               Vice President, Research Director
Cullen Capital Management LLC                                           and Analyst, Cullen Capital
645 Fifth Avenue                                                        Management LLC, since May 2000;
New York, NY 10022                                                      Analyst, Schafer Cullen Capital
DOB: 1968                                                               Management, Inc., from 1999 to
                                                                        present; Director of Strategic
                                                                        Planning, Sega Gaming Technology,
                                                                        from 1997 to 1999; Analyst,
                                                                        Deutsche Morgan Grenfell (investment
                                                                        bank), from 1995 to 1997.

Richard H. Stahmer                         Treasurer                    Treasurer, Cullen Capital
Cullen Capital Management LLC                                           Management LLC, since May 2000;
645 Fifth Avenue                                                        Trader, Schafer Cullen Capital
New York, NY 10022                                                      Management, Inc., 1998 to
DOB: 1973                                                               present; Trader, Gabelli Asset
                                                                        Management, from 1995 to 1998.

Rahul D. Sharma                            Secretary                    Secretary, Cullen Capital
Cullen Capital Management LLC                                           Management LLC, since May 2000;
645 Fifth Avenue                                                        Director of Institutional
New York, NY 10022                                                      Marketing, Schafer Cullen Capital
DOB: 1970                                                               Management, Inc., 1998 to
                                                                        present; General Manager, Harvest
                                                                        Moon (Brewery/Cafe) and Student,
                                                                        Rutgers Graduate School, 1997 to
                                                                        1998.

+James P. Cullen and Brooks H. Cullen are father and son.

The following compensation table provides certain estimated information about the trustee fees for the Fund's current fiscal year, ending June 30, 2001.

---------------------------- ----------------- ----------------------- ---------------------- ------------------------
NAME AND POSITION            AGGREGATE         PENSION OR RETIREMENT   ESTIMATED ANNUAL       TOTAL COMPENSATION
                             COMPENSATION      BENEFITS ACCRUED AS     BENEFITS UPON          FROM COMPANY AND FUND
                             FROM COMPANY      PART OF COMPANY         RETIREMENT             COMPLEX PAID TO
                                               EXPENSES                                       DIRECTORS
---------------------------- ----------------- ----------------------- ---------------------- ------------------------
Matthew J. Dodds,                $ 2,000                 $0                     $0                    $2,000
Non-Interested Trustee
Robert J. Garry,                  $2,000                                                              $2,000
Non-Interested Trustee

Each Non-Interested Trustee of the Trust is paid a trustee's fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. Neither the Trust nor the Fund pays any fees to the trustees who are considered "interested persons" of the Trust or the Fund or the Fund's investment adviser, as defined in the Investment Company Act. Neither the Trust nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Trust or Fund expenses.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES
--------------------------------------------------------------------------------

As of June 28, 2000, which was prior to the public offering of the Fund's shares, James P. Cullen was the holder of 100% of the Fund's shares, and there were otherwise no control persons or principal holders of securities of the Fund. Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities.

                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

ADVISORY AGREEMENT

On June 22, 2000, the Board of Trustees (including the Non-Interested Trustees) of the Fund, and on June 28, 2000, the sole shareholder of the Fund, approved an investment advisory agreement (the "Advisory Agreement") pursuant to which Cullen Capital Management LLC, 645 Fifth Avenue, New York, NY 10022 (the "Adviser"), furnishes continuous investment advisory services and management to the Fund. The Adviser is an investment advisory firm formed in Delaware. For more information about the Adviser, see "Who Are the Fund's Investment Adviser and Portfolio Manager?" in the Prospectus.

Mr. Cullen, President of the Trust, is also the President and controlling member of the Adviser. John C. Gould, Executive Vice President of the Trust, is also Executive Vice President of the Adviser, and Brooks H. Cullen and Andrew Kaneb, Vice Presidents of the Trust, are also Vice Presidents of the Adviser, respectively. Richard H. Stahmer, Treasurer of the Trust, is also Treasurer of the Adviser, and Rahul D. Sharma, Secretary of the Trust, is also Secretary of the Adviser.

Under the Advisory Agreement and subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for making and implementing investment decisions for the Fund. In addition, the Adviser furnishes office space, office facilities, equipment, personnel (other than the services of trustees of the Trust who are not interested persons of the Adviser), and clerical and bookkeeping services for the Fund to the extent not provided by the Fund's custodian, transfer agent and dividend paying agent, fund administration and accounting services agent. The Trust or the Fund pays all other expenses of the Fund's operation, including, without limitation, interest, taxes and any governmental filing fees; brokerage commissions and other costs incurred in connection with the purchase or sale of securities; compensation and expenses of its Non-Interested Trustees; legal and audit expenses; the fees and expenses of the Fund's custodian, transfer agent and dividend paying agent, fund administration and accounting services agent; expenses relating to the redemption of shares; expenses of servicing shareholder accounts; fees and expenses related to the registration and qualification of the Fund and its shares under federal and state securities laws; expenses of printing and mailing reports, notices and proxy material to shareholders; insurance premiums for fidelity and other insurance coverage; expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; and any nonrecurring expenses, including actions, suits or proceedings to which the Trust or the Fund is a party and any obligation which the Trust or the Fund may incur to indemnify others.

The Advisory Agreement provides that the Adviser shall have no liability to the Trust, the Fund or the Trust's shareholders in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Agreement.

The Advisory Agreement is not assignable and may be terminated by either party, without penalty, on 60 days' notice. The Advisory Agreement will continue in effect until June 28, 2002 (unless sooner terminated) and thereafter for successive one-year periods so long as it is approved annually (a) by the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Trustees of the Trust or by the vote of the shareholders as described under "Investment Restrictions."

As described in the Prospectus, the Adviser has contractually agreed to limit the total expenses of the Fund (excluding taxes) to an annual rate of 2.00% during the Fund's first two years of operation. Pursuant to this agreement, the Adviser may cause the Fund to reimburse the Adviser for any fee waivers or expense reimbursements made pursuant to the agreement within a three-year period, provided that any such waivers or reimbursements made by the Fund will not cause the Fund's expense limitation to exceed the amount set forth above. However, the Fund is not obligated to pay any such waived fees for more than three years after the end of the fiscal year in which the fee was waived.

CODE OF ETHICS

The Trust and the Adviser have adopted the same written Code of Ethics. This Code of Ethics governs the personal securities transactions of trustees, managers, members, officers and employees who may have access to current trading information of the Fund. The Code permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund. The Code includes reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

FUND ADMINISTRATION

Firstar Mutual Fund Services, LLC, a subsidiary of Firstar Bank, N.A., ("Firstar") provides administrative personnel and services (including blue-sky services) to the Trust and the Fund. Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Fund and the Trust.

FUND ACCOUNTING

Firstar provides fund accounting personnel and services to the Fund pursuant to a Fund Accounting Service Agreement. Under the Fund Accounting Servicing Agreement, Firstar provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.

FINANCIAL INTERMEDIARIES

From time to time, the Fund may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to their customers or other persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or the intermediaries' customers or such other persons may reasonably request. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund.

                                   DISTRIBUTOR
--------------------------------------------------------------------------------

Quasar Distributors, LLC serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of June 28, 2000 (the "Distribution Agreement"). Quasar Distributors, LLC is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

Under the Distribution Agreement, Quasar agrees to (i) sell shares as agent for the Trust upon the terms and at the current offering price described in the Fund's prospectus; (ii) hold itself available to receive orders, satisfactory to Quasar, for purchase of Fund shares; (iii) make Fund shares available, with the assistance of the Trust's transfer agent, through the National Securities Clearing Corporation's Fund/SERV System; (iv) act in conformity with all Trust and securities laws requirements; (v) cooperate with the Trust in the development of all proposed advertisements and sales literature relating to the Fund and review such items for compliance with applicable laws and regulations;
(vi) repurchase, at Quasar's discretion, Fund shares; (vii) enter into agreements, at Quasar's discretion, with qualified broker-dealers to sell Fund shares; (viii) devote its best efforts to effect sales of Fund shares; and (ix) prepare reports for the board of trustees regarding its activities under the Distribution Agreement. The fees payable by the Trust under this agreement shall not exceed what is available for payment under the distribution plan (please refer to the distribution plan section below). Minimum payments under the Distribution Agreement may not be tied to actual distribution expenses and such minimum payments may therefore exceed distribution expenses actually incurred. Any fees or expenses incurred by Quasar but not payable by the Trust under its 12b-1 plan of distribution shall be paid by the Adviser.

The Distribution Agreement may be terminated at any time (i) by the board of trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Quasar or (b) by Quasar. If not so terminated, the agreement shall continue in effect from year to year only so long as such continuance is approved annually by the board of trustees of the Trust or shareholders of the Fund, and, in either event, by a majority of those trustees who are not interested persons of any party to the agreement.

                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. The Plan authorizes payments by the Fund in connection with the distribution of shares at an annual rate of up to 0.25% of the Fund's average daily net asset value. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees, including a majority of the Non-Interested Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Trustees, including a majority of the Non-Interested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

                                    BROKERAGE
--------------------------------------------------------------------------------

The Adviser is responsible for selecting brokers and dealers to effect purchases or sales of securities for the account of the Fund. In selecting such brokers, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities), the broker's familiarity with the security and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.

In allocating the Fund's brokerage, the Adviser will also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. As permitted by the Advisory Agreement and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay brokers higher brokerage commissions than might be available from other brokers if the Adviser determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for the other clients.

The Adviser expects to enter into arrangements with broker-dealers whereby the Adviser obtains computerized stock quotation and news services, performance and ranking services, portfolio analysis services and other research services in exchange for the direction of portfolio transactions which generate dealer concessions or brokerage (agency) commissions for such broker-dealers. From time to time, the Adviser may make other similar arrangements with brokers or dealers which agree to provide research services in consideration of dealer concessions or brokerage commissions. Consistent with the Adviser's fiduciary duties to the Fund, brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the Adviser believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided.

                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The Trust is a Delaware business trust, formed on March 25, 2000. It is authorized to issue an unlimited number of shares of beneficial interest. The trustees of the Trust may, at any time and from time to time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. By this offering, one class of shares of the Fund are being offered. Shares of the Fund are offered subject to a charge imposed pursuant to Rule 12b-1 under the Investment Company Act.

Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share standing in the shareholder's name on the books of the Trust. Each share has equal dividend, distribution and liquidation rights. Shares do not have preemptive or subscription rights. All shares are fully paid and non-assessable.

                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Shares of the Fund are sold on a continual basis at the net asset value ("NAV") per share next computed following receipt of an order by the Fund's transfer agent in good order. The Fund's NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (usually 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made; however, securities traded on a U.S. securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a U.S. securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under supervision of the Fund's Board of Trustees.

Debt securities are valued by a pricing service that utilizes electronic date processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

Securities quoted in foreign currency, if any, are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the sale of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees of the Fund.

                        PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASING SHARES

Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund.

STOCK CERTIFICATES AND CONFIRMATIONS. The Fund does not generally issue stock certificates representing shares purchased. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Fund to the shareholder's address of record.

REDEEMING SHARES

SIGNATURE GUARANTEES. A signature guarantee of each shareholder on an account is required to redeem shares if a shareholder requests (i) a redemption from an IRA account; (ii) redemption proceeds be sent to an address other than that on record with the Fund; or (iii) proceeds be made payable to someone other than the shareholder(s) of record.

Signature guarantees are designed to protect both the shareholder and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the SEC. The Fund does NOT accept signatures guaranteed by a notary public.

ADDITIONAL DOCUMENTATION. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians. The Fund's transfer agent requires documents from entities to identify individuals possessing authority to redeem shares from the Fund. The documentation may include corporate resolutions, partnership agreements, trust instruments or plans that give such authority to the individual.

REDEMPTION IN-KIND. The Fund has elected to be governed by Rule l8f-1 under the Investment Company Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in-kind"). Shareholders receiving securities or other financial assets in a redemption in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the Fund with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-877-485-8586). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

                ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. Shareholders will receive a confirmation of each new transaction in their account. The Fund will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of stock certificates.

TAXES

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. If you are a corporate shareholder, you should note that it is expected that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The tax consequences to a foreign shareholder of investing in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing is only a general summary of certain provisions of the Internal Revenue Code and current Treasury regulations applicable to the Fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action. Investors are urged to consult their own tax advisers regarding the application of federal, state and local tax laws.

                         CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                    P(1 + T)n  = ERV

         Where:

T        =        average annual total return

P        =        a hypothetical initial investment of $1,000

n        =        number of years

ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

The Fund's performance will vary from time to time and your shares, when redeemed, may be worth more or less than their original cost. You should not consider past results as representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of the Fund's portfolio, and operating expenses. In reporting performance, the Fund makes no adjustment for taxes payable by shareholders on reinvested income dividends and capital gains distributions.

The Fund may also advertise comparative performance information obtained from industry or financial publications. The Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

COMPARISONS

LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

                               SHAREHOLDER REPORTS
--------------------------------------------------------------------------------

An annual report will be issued to shareholders after the close of each fiscal year, which ends June 30. This report will include financial statements for the Fund audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. A semi-annual report will also be issued to the Fund's shareholders.

                                SERVICE PROVIDERS
--------------------------------------------------------------------------------

CUSTODIAN

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the cash and securities of the Fund. The custodian holds all cash and, directly or through a book entry system or an agent, securities of the Fund, delivers and receives payment for securities sold by the Fund, collects income from investments of the Fund and performs other duties, all as directed by officers of the Fund. The custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Fund.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, FUND ADMINISTRATOR AND FUND
ACCOUNTANT

Firstar Mutual Fund Services, LLC acts as the Fund's transfer agent, dividend-paying agent, fund administrator, fund accountant and shareholder servicing agent. Firstar Mutual Fund Services, LLC's address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter for the Fund and as such, is the agent for the distribution of shares of the Fund.

COUNSEL

Sidley & Austin, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois 60603, is counsel for the Fund.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP has been selected as the independent accountants of the Fund. As such, they are responsible for auditing the financial statements of the Fund.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed electronically with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the public reference facilities maintained by the Commission in Washington, D.C.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 27, 2000

ASSETS

Cash                                                                $100,000
Receivable from adviser                                               35,441
                                                                  -----------
                                                                     135,441

LIABILITIES

Accrued organizational expenses                                       35,441
                                                                  -----------

NET ASSETS                                                          $100,000
                                                                  -----------

Shares outstanding (no par value, unlimited shares authorized)        10,000
Net asset value and offering price per share                          $10.00
                                                                  -----------

     The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 25, 2000 (INCEPTION) THROUGH JUNE 27, 2000

Expenses:
Organizational expenses                                          $35,441
Expenses reimbursed by adviser                                   (35,441)
                                                                 --------

Net income/loss                                                  $  --
                                                                 --------

     The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION

The Cullen Funds Trust (the "Trust") was organized as a Delaware business trust on March 25, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers one series of shares to investors, the Cullen Value Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Trust. The Fund's operations to date have been limited to organizational activities, and the receipt $100,000 of seed capital from a Trustee of the Fund.

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION COSTS

Expenses in connection with the organization of the Fund will be reimbursed by Cullen Capital Management LLC (the "Adviser"). These reimbursed expenses may be recovered by the Adviser in the future, subject to certain limitations (see Note
2).

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISER

The Trust has an agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Fund compensates the Adviser for its management services at the annual rate of 1% of the Fund's average daily net assets. The Adviser has agreed, through July 1, 2002, to waive its fees and reimburse expenses to the extent that the Fund's total annual operating expenses exceed 2% of the Fund's average net assets. For a period of three years after the year in which the Adviser waives or reimburses expenses, the Adviser may seek reimbursement from the Fund to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the waiver or reimbursement.

3. DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 plan, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of the Fund's average daily net asset value.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Cullen Funds Trust


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Cullen Value Fund (comprising the Cullen Funds Trust, hereafter referred to as the "Fund") at June 27, 2000 and the results of its operations from the period March 25, 2000 (inception date) through June 27, 2000 , in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

June 28, 2000



                                   APPENDIX A
--------------------------------------------------------------------------------


                       RATINGS OF CORPORATE OBLIGATIONS,
                     COMMERCIAL PAPER, AND PREFERRED STOCK

                        RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

         AAA: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

         CA: Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

         Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

STANDARD & POOR'S CORPORATION

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

         BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                            COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

         Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                 Prime-1 Superior capacity for repayment
                 Prime-2 Strong capacity for repayment
                 Prime-3 Acceptable capacity for repayment

                           RATINGS OF PREFERRED STOCK

STANDARD & POOR'S CORPORATION

          Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond-rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

          The preferred stock ratings are based on the following considerations:

          1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

          2.     Nature of and provisions of the issue.

          3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

          AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

          A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

          BB, B, CCC: Preferred stock issues rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

          C: A preferred stock rated C is a nonpaying issue.

          D: A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

          NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

          Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

          AAA: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          AA: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          A: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          BAA: An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          BA: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          B: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          CAA: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          CA: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

          C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.